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                           JPMORGAN U.S. EQUITY FUNDS

                          JPMORGAN CAPITAL GROWTH FUND
                        JPMORGAN DYNAMIC SMALL CAP FUND
                         JPMORGAN SMALL CAP EQUITY FUND
                        JPMORGAN U.S. SMALL COMPANY FUND
                 JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
                              SELECT CLASS SHARES

                       SUPPLEMENT DATED NOVEMBER 5, 2001
                   TO THE PROSPECTUS DATED SEPTEMBER 7, 2001

    The second, third and fourth sentences in the second paragraph under "Distributions and Taxes" on page 73 of the Prospectus are replaced by the following:

    The Capital Growth Fund, Dynamic Small Cap Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Growth Fund, U.S. Small Company Fund and U.S. Small Company Opportunities Fund generally distribute any net investment income at least annually. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year.

                                                                    SUP-EQS-1101